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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 24, 1997 appearing on page 16 of Veritas DGC Inc.'s Annual Report on Form 10-K for the year ended July 31, 1997.


/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP

October 21, 1997